Exhibit 10.2

Execution Version

Deed of Novation and Amendment
Block C-18, Mauritania
THIS DEED OF NOVATION AND AMENDMENT (the “Deed”) is made the 20th day of September 2017
BETWEEN:

(1)
TULLOW MAURITANIA LIMITED, a company incorporated under the laws of the Isle of Man (Previous Registration No. 104570C and Current Registration No. 010509V) whose registered office is at Falcon Cliff, Palace Road, Douglas, Isle of Man, IM2 4LB (the “Assignor”);

(2)	TOTAL E&P MAURITANIA BLOCK C18 B.V. a company incorporated under the laws of the Netherlands and having its registered office at Bordewijklaan 18, 2591 XR The Hague, The Netherlands (“Assignee”);

(3)
KOSMOS ENERGY MAURITANIA, a company incorporated in the Cayman Islands whose registered office is at c/o Circumference (Cayman), P.O. Box 32322, 4th Floor, Century yard, Cricket Square, Hutchins Drive, Elgin Avenue, George Town, Grand Cayman, KY1-1209, Cayman Islands (the "Kosmos");

(4)	BP MAURITANIA INVESTMENTS LIMITED, a company incorporated in England and Wales whose registered office is at Chertsey Road, Sunbury on Thames, Middlesex TW16 7BP, United Kingdom (“BP”); and

(5)
SOCIÉTÉ MAURITANIENNE DES HYDROCARBURES ET DE PATRIMOINE MINIER (previously named Société Mauritanienne des Hydrocarbures (SMH)), the national oil company of Mauritania, incorporated by Decree No.2005 -106 dated 7 November 2005 as abrogated by and replaced with Decree No. 2009-168 dated 3 May 2009 amended by Decree No. 2014-001 dated 06 January 2014 under the laws of the Islamic Republic of Mauritania and having its registered office at Ilot K, Rue 42-133, No. 349, B.P. 4344, Nouakchott, Islamic Republic of Mauritania (“SMHPM” ).

RECITALS:

A.
The Assignor entered a contract for the exploration and production of Hydrocarbons in block C-18 offshore Mauritania, dated 17 May 2012 and with an effective date of 15 June 2012, with the Islamic Republic of Mauritania, as represented by the Minister in charge of Petroleum, Energy and Mines (the “Contract”) and pursuant to article 21 of the Contract the Government, through SMHPM, acquired as at the effective date of the Contract a Participating Interest of ten percent (10%).

Execution Version

B.
The Assignor, Kosmos, BP and SMHPM are parties to a Joint Operating Agreement dated 11 September 2012 related to block C-18 offshore Mauritania (the “JOA”) as amended by a deed of novation and amendment signed by the Assignor, Kosmos, BP and SMHPM dated 24 August 2017 (“Kosmos/BP Deed of Novation”).

C.
By the Sale and Purchase Agreement dated 20 April 2017, the Assignor has agreed to assign and transfer to the Assignee an undivided forty-five percent (45%) Participating Interest in the Contract and the JOA (the “Transfer”).

D.	The Minister of Petroleum, Energy and Mines by letter n° 00000742/M.P.E.M./MM dated 9 August 2017 has approved the Transfer contemplated by the SPA; and

E.	It is a requirement of the JOA that this Deed be executed to effect the assignment and transfer of the Assigned Interest under the Transfer.
THE PARTICIPANTS COVENANT AND AGREE:
1.    DEFINITIONS
Unless otherwise required by the context or subject matter:
Assigned Interest means a forty-five percent (45%) Participating Interest in the Contract and the JOA.

Assignment Date means 00:01 hours (London time) on 20 April 2017.
Assignor's Covenants means the covenants, agreements and obligations contained or implied in the Contract, the JOA or imposed by law to be observed and performed by the Assignor to the extent of the Assigned Interest.
Completion Date means the date on which the conditions set out in SMHPM letter N°000165/ SMHPM/DG dated 16 August 2017 have been satisfied and all conditions stated in the SPA have been satisfied or waived.
Contract has the meaning given in Recital A.
Deed means this deed.
JOA has the meaning given in Recital B.
Kosmos/BP Assignment Date means 00:01 hours (London time) on 1 June 2017, being the “Assignment Date” as that term is defined in the Kosmos/BP Deed of Novation.
Kosmos/BP Deed of Novation has the meaning given in Recital B.
Participant means the Assignor, the Assignee, Kosmos, BP or SMHPM.

Execution Version

Participating Interest means the interest of a Participant (expressed as a percentage) in all rights, benefits, liabilities and obligations under the Contract and the JOA.
SPA means the sale and purchase agreement between the Assignor and the Assignee dated 20 April 2017 for, inter alia, the assignment and transfer by the Assignor of the Assigned Interest to the Assignee.
Transfer has the meaning given in Recital C.
2.    INTERPRETATION
Words and expressions defined in the JOA and used but not defined in this Deed have the same meaning as in the JOA (unless expressly stated otherwise).
3.    ASSIGNMENT AND NOVATION
Subject to the satisfaction of the conditions in Clause 9.1, the Assignor assigns, transfers and novates the Assigned Interest to the Assignee on and from the Assignment Date.

4.	ACKNOWLEDGMENT
Subject to the satisfaction of the conditions in Clause 9.1, each Participant acknowledges that the Assignee with effect from the Assignment Date:

(a)	has by this Deed become a party to the JOA in lieu of the Assignor to the extent of the Assigned Interest;

(b)	is entitled to all of the rights and benefits of the Assignor under the Contract and the JOA to the extent of the Assigned Interest in lieu of the Assignor; and

(c)	by this Deed, undertakes and covenants with the Assignor, Kosmos, BP and SMHPM to observe and perform the Assignor’s Covenants with respect to the Assigned Interest.
5.    PARTIAL RELEASE
5.1    Release
Subject to the satisfaction of the conditions in clause 9.1, the Assignee, SMHPM, BP and Kosmos shall release and discharge the Assignor from the Assignor's Covenants with respect to the Assigned Interest under the Transfer with effect on and from the Assignment Date.

Execution Version

5.2    Continuing Rights and Obligations of Assignor
Subject to the satisfaction of the conditions in Clause 9.1, the Assignor:

(a)
remains liable to Kosmos, BP, SMHPM and the Assignee under the Transfer for, and must observe and perform, all the Assignor's Covenants arising in respect of Joint Operations carried out under the JOA before the Assignment Date with respect to the Assigned Interest; and

(b)    must discharge all liabilities and obligations:
(i)    incurred by or on behalf of the Assignor; or

(ii)	arising, in respect of Joint Operations carried out under the JOA, before the Assignment Date to the extent of the Assigned Interest.
6.    COMPLIANCE WITH JOA AND CONSENT

6.1
The Participants confirm that this Deed is intended to fully comply with the JOA. In case of inconsistency between the provisions of this Deed and the provisions of the JOA (except for the amendments to the JOA stated in Clauses 4, 5, 7 and 8 of this Deed), the provisions of the JOA prevail.

6.2	SMHPM, Kosmos and BP’s consent to the assignment, transfer and novation under the Transfer is evidenced by this Deed when it becomes in full force pursuant to Clause 9.1.

7.	PARTICIPATING INTERESTS OF PARTICIPANTS FROM ASSIGNMENT DATE AND JOA AMENDMENTS

7.1	On and from the Assignment Date, the Assignee will become a Party to the JOA and the Participating Interests of the Parties under Article 3.2(A) of the JOA:

a)	on and from the Assignment Date to 31 May 2017 at 24:00 hours (London time) shall be:
“

Participant	Participating Interest
Total E&P Mauritania Block C18 B.V.	45%
Tullow Mauritania Limited	45%
Société Mauritanienne des Hydrocarbures et de Patrimoine Minier	10%
“

b)	and, on and from the Kosmos/BP Assignment Date, shall be:

“

Execution Version

Participant	Participating Interest
Total E&P Mauritania Block C18 B.V.	45%
Tullow Mauritania Limited	15%
BP Mauritania Investments Limited	15%
Kosmos Energy Mauritania	15%
Société Mauritanienne des Hydrocarbures et de Patrimoine Minier	10%
“

7.2	At Article 3.4(E) of the JOA in the second paragraph beginning “For the avoidance of doubt…” the table shall be deleted and replaced with the following:

a)	on and from the Assignment Date to 31 May 2017 at 24:00 hours (London time):

"Total E&P Mauritania Block C18 B.V.	50.000%
Tullow Mauritania Limited	50.000%

Total	100%"

b)	and, on and from the Kosmos/BP Assignment Date:

"Total E&P Mauritania Block C18 B.V.	50.000%
Tullow Mauritania Limited	16.670%
Kosmos Energy Mauritania	16.665%
BP Mauritania Investments Limited	16.665%

Total	100%"

7.3	With effect from the Completion Date, Article 18.3 of the JOA is amended as follows:

“18.3    Expert Determination
For any decision referred to an expert under Article 12.2(F) the Parties hereby agree that such decision shall be conducted expeditiously by an expert selected unanimously by the parties to the Dispute. The expert is not an arbitrator of the Dispute and shall not be deemed to be acting in an arbitral capacity. The Party desiring an expert determination shall give the other parties to the Dispute written notice of the request for such determination. If the parties to the Dispute are unable to agree upon an expert within ten (10) Days after receipt of the notice of request for an expert determination, then, upon the request of any of the parties to the Dispute, the ICC International Centre for ADR shall appoint such expert and shall administer such expert determination through the Rules for the Administration of Expert Proceedings of the International Chamber of Commerce. The expert, once appointed, must not have any ex parte communications with any of the

Execution Version

parties to the Dispute concerning the expert determination or the underlying Dispute. All Parties agree to cooperate fully in the expeditious conduct of such expert determination and to provide the expert with access to all facilities, books, records, documents, information, and personnel necessary to make a fully informed decision in an expeditious manner. Before issuing his final decision, the expert shall issue a draft report and allow the parties to the Dispute to comment on it. The expert shall endeavor to resolve the Dispute within thirty (30) Days (but no later than sixty (60) Days) after his appointment, taking into account the circumstances requiring an expeditious resolution of the matter in Dispute. The expert's decision shall be final and binding on the parties to the Dispute unless challenged in an arbitration under Article 18.2(B) within sixty (60) Days of the date the expert’s final decision is received by the parties to the Dispute. In such arbitration (i) the expert determination on the specific matter under Article 12.2(F) shall be entitled to a rebuttable presumption of correctness; and (ii) the expert shall not (without the written consent of the parties to the Dispute) be appointed to act as an arbitrator or as adviser to the parties to the Dispute.”

7.4	Each Participant acknowledges and agrees that notwithstanding that the Assignment Date precedes the Kosmos/BP Assignment Date:

(a)
the transfers of Participating Interests to BP and Kosmos pursuant to the Kosmos/BP Deed of Novation were validly made and, as at the date of this Deed, BP and Kosmos each legitimately holds a 15% Participating Interest;

(b)
each Participant hereby waives any right it may otherwise have (including, without limitation, any right that the Assignee, Assignor or SMHPM may have or claim to have pursuant to the JOA or SPA or other agreement) to challenge the validity or effectiveness of such transfers of Participating Interest to BP and Kosmos; and

(c)	the amendments to the JOA made pursuant to the Kosmos/BP Deed of Novation were validly made and are fully binding on all Participants.

8.    ADDRESS FOR SERVICE

8.1	For the purposes of Article 17 of the JOA, the address of the Assignee for delivery or transmission of notices is:

“Total E&P Mauritania Block C18 B.V
Bordewijklaan 18
2591 XR The Hague
The Netherlands
Attn: M. Dominique Janodet, Managing Director
Facsimile No.: + 31 (0) 7 05 12 94 49

Execution Version

With copy to:
M. Khaled Kouki
Facsimile No.: +33 1 47 44 57 75”

9.    APPROVAL AND REGISTRATION

9.1	This Deed is of no force until the Assignor and the Assignee have formally notified Kosmos, BP and SMHPM of the occurrence of the completion under the SPA and of the Completion Date.

9.2
Each Participant, as applicable, must use all reasonable efforts, execute all documents and do all acts and things necessary or desirable to enable all matters contemplated by this Deed to be approved by the Government (if necessary) as quickly as possible.

9.3
From the date this Deed comes into force pursuant to Clause 9.1, the transfer and assignment of the Assigned Interest under the Transfer will relate back and be deemed to have occurred on the Assignment Date.

10.    COSTS AND STAMP DUTY
Each Participant is responsible for its own legal and other costs and expenses but the Assignees must pay the stamp duly and registration fees on this Deed, if any.
11.    APPLICABLE LAW
The provisions of Article 18.1 of the JOA are incorporated by reference as if fully set forth herein, and shall apply under this Deed.
12.    DISPUTE RESOLUTION
The Dispute Resolution provisions of Articles 18.2 and 18.4 of the JOA are incorporated by reference as if fully set forth herein, and shall apply under this Deed.
13.    MODIFICATIONS
This Deed shall not be amended or modified except by an instrument in writing signed by the duly authorised signatory of each Participant.
14.    COUNTERPARTS
This Deed may be executed in any number of counterparts each of which is an original and all of which constitute one and the same instrument.
15.    FURTHER ASSURANCES
Each Participant must execute and do all acts and things necessary or desirable to implement and give full effect to the provisions and purpose of this Deed.

Execution Version

EXECUTED AND DELIVERED AS A DEED:

Executed as a deed by TULLOW MAURITANIA LIMITED acting by	) ) ) )
Signature of authorised signatory		/s/ Kemal Mohamedou
Name		Kemal Mohamedou
Signature of witness		/s/ Houda Fidah
Name of witness		Houda Fidah
Address of witness		N° 169T Najah
Nouakchott, Mauritania
Occupation of witness		Office & HR Advisor

Executed as a deed by TOTAL E&P MAURITANIA BLOCK C18 B.V. acting by	) ) ) )
Signature of authorised signatory		/s/ David Mendelson
Name		David Mendelson
Signature of witness		/s/ Jean-Paul Precigout
Name of witness		Jean-Paul Precigout
Address of witness		The Hague
The Netherlands
Occupation of witness		Deputy Vice President

Execution Version

Executed as a deed by KOSMOS ENERGY MAURITANIA acting by	) ) ) )
Signature of authorised signatory		/s/ Mohamed Limam
Name		Mohamed Limam
Signature of witness		/s/ Brahim Yahya Lebatt
Name of witness		Brahim Yahya Lebatt
Address of witness		Nouakchott
Mauritania
Occupation of witness		Travel & Facilities Supervisor

Executed as a deed by BP MAURITANIA INVESTMENTS LIMITED acting by	) ) ) )
Signature of authorised signatory		/s/ Russell Smith
Name		Russell Irving Smith
Signature of witness		/s/ Hamish Bennell
Name of witness		Hamish Marc Bennell
Address of witness		BP PLC, Chertysey Road
Sunbury, TWIG 7LN, UK
Occupation of witness		Business Development Advisor

Execution Version

Executed as a deed by SOCIETE MAURITANIENNE DES HYDROCARBURES ET DE PATRIMOINE MINIER acting by	) ) ) )
Signature of authorised signatory		/s/ Fall N'Guissaly
Name		Fall N'Guissaly
Signature of witness		/s/ Chemsdine Sow Deina
Name of witness		Chemsdine Sow Deina
Address of witness		RUE U2-133 N°349-BP4344
Nouakchott, Mauritania
Occupation of witness		Head Exploration/Promotion Department